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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report dated January 31, 2000 (except as to Note 13 which is dated February 16, 2000) included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712, 33-52993, 333-02775, 333-25759
and 333-50819.

                                                      /s/ ARTHUR ANDERSEN LLP
                                                          ----------------------
                                                          ARTHUR ANDERSEN LLP

Houston, Texas

March 15, 2000